EXHIBIT 10.26


                                November 11, 1999




Mr. Mark Miller
47 Overlook Drive
Golf, IL 60029

Dear Tony:

This letter is intended to set forth the terms and conditions under which Entrade, Inc., is offering to employ you as its Executive Vice President-Operations and Business Development, effective as of November 11, 1999. Please be advised that this agreement is subject to the approval of the Board of Directors of Entrade, Inc.

Parties:                   Entrade,   Inc.  ("Entrade"  or  the  "Company")  and
                           Mark Miller (identified herein as "you").

Position:                  Your    position     will    be    Executive     Vice
                           President-Operations    and   Business   Development,
                           reporting to Entrade's President and its Board of Directors.

Compensation:              Your base salary ("base salary") for the remainder of
                           1999 will be at a rate not less than $250,000 per year, payable in accordance with Entrade's usual payroll policies, and in no event will your base salary be less than $250,000 per year during the term of this agreement. You will be entitled to receive such increases in your base salary as you and the Entrade Board of Directors may agree.

Stock Options: You will be granted an option to acquire 200,000 shares of the Common Stock of Entrade (the "Option"), at the closing price for such Common Stock on November 10, 1999, or such other date as your employment hereunder commences. The terms and conditions of the Option shall be set forth in a Stock Option Agreement to be executed by the parties pursuant to Entrade's 1996 Stock Option Plan; provided, however, that the failure of Entrade to execute such a Stock Option Agreement shall not relieve Entrade of its obligation to issue the Option otherwise in accordance with the provisions of this paragraph. The expiration date of the Option will be ten years from the grant date. The options subject to the Option shall vest as to 66,666 shares of Common Stock on November 11, 2000, 66,667 shares of Common Stock on November 11, 2001, and 66,667 shares of Common Stock on November 11, 2002, and will thereafter be fully exercisable as to all 100,000 shares of Common Stock.

Reimbursement of           The Company  will  reimburse you  for  all  business-
Business Expenses:         related expenses that you incur  in  connection  with
                           the  performance of your responsibilities to Entrade.

Other Benefits:            You will be  eligible to  participate  in all Entrade
                           employee   benefit  plans   including  group  health,
                           dental, pension, long-term disability, short-term disability, 40l(k), and life insurance. If you elect to retain group health coverage with your prior employer under the provisions of COBRA, Entrade agrees to pay any required COBRA payments on your behalf. If such payments are treated as compensation to you, you agree that you shall be responsible for any taxes on such payments.

Bonuses: Unless your employment pursuant to this agreement is earlier terminated by the Company for Cause or terminated by you without Good Reason, Entrade shall pay to you a bonus prior to the end of each calendar year during the term of this agreement in an amount determined in accordance with the performance and other criteria set forth in the Bonus Plan to be adopted by Entrade's Board of Directors; provided, however, that your bonus for calendar year 2000 shall in no event be less than $25,000.

Additional Options         While you are in the employ of the Company,  you will
and Bonuses:               be granted such  additional  stock option  awards and
                           such additional bonuses as determined from time to time by the Company's Board of Directors.

Term: The initial term of your employment shall commence as of November 11, 1999, and ending December 31, 2002 (the "Initial Term"). Commencing on January 1, 2003, and on each anniversary thereafter the term of your employment shall automatically be extended for one additional year ("extended term") unless, not later than ninety (90) days preceding such date, you or Entrade shall give written notice to the other that you or it does not wish to extend the term of employment for such additional one year period.

Termination:               If at any  time  during  the  Initial  Term,  Entrade
                           should  terminate  your  employment for reasons other
                           than Cause (hereinafter  defined) or if you terminate
                           your   employment   for  Good   Reason   (hereinafter
                           defined),   you  or  your  estate  will  be  entitled
                           post-termination to a continuation of your base salary, as its then current rate, through and until the later of (i) the end of the Initial Term, or (ii) a period of six (6) months from the date of the notice of termination (which date shall be deemed and hereafter referred to as the "effective date of termination").

                           If Entrade elects not to renew the term of your employment for any additional one-year period for any reason other than Cause, or if your employment shall be terminated during any extended term either by Entrade for any reason other than Cause or by you for Good Reason, you shall be entitled to receive as severance a lump sum amount equal to the sum of your base salary for a period of six (6) months at the effective date of termination.

                           Upon any termination described in this Section, you will be entitled to continue to participate in all of the employee benefit plans and programs in which you were participating prior to the termination of your employment until the later of (i) the end of the Initial Term, or (ii) the date six (6) months after the effective date of termination.

Change of Control:         Notwithstanding  the provisions of the  "Termination"
                           section hereof, in the event of a "Change in Control"
                           (hereinafter  defined),  you  shall  be  entitled  to
                           receive a lump-sum payment equal to your base salary,
                           at its then current rate, for a period of twenty-four
                           (24)  months.  For  purposes  of  this  Agreement,  a
                           "Change of Control"  shall be deemed to have occurred
                           if (a) any "person" (as defined in Section  13(d) and
                           14(d) of the  Securities  Exchange  Act of  1934,  as
                           amended (the "1934  Act")),  who is not a "beneficial
                           owner" (as defined in Rule 13d-3 under the 1934 Act),
                           directly  or  indirectly,  of  securities  of Entrade
                           representing  more  than  five  percent  (5%)  of the
                           combined   voting   power  of   Entrade's   currently
                           outstanding   securities  as  of  the  date  of  this
                           Agreement becomes the beneficial  owner,  directly or
                           indirectly,  of  securities  of Entrade  representing
                           more than fifty percent (50%) of the combined  voting
                           power of Entrade's then  outstanding  securities;  or
                           (b) the Board of Directors or stockholders of Entrade
                           approve a merger or consolidation of Entrade with any
                           other   entity,   other   than   (i)  a   merger   or
                           consolidation   which  would  result  in  the  voting
                           securities of Entrade  outstanding  immediately prior
                           thereto  continuing to represent (either by remaining
                           outstanding   or  by  being   converted  into  voting
                           securities of the  surviving  entity) at least eighty
                           percent  (80%) of the  combined  voting  power of the
                           voting securities of Entrade or such surviving entity
                           outstanding   immediately   after   such   merger  or
                           consolidation  or  (ii)  a  merger  or  consolidation
                           effected to implement a  recapitalization  of Entrade
                           (or a similar transaction in which no "person" who is
                           not a beneficial  owner,  directly or indirectly,  of
                           securities  of  Entrade  representing  more than five
                           percent  (5%)  of  the   combined   voting  power  of
                           Entrade's currently outstanding  securities as of the
                           date of  this  Agreement  acquires  more  than  fifty
                           percent  (50%)  of  the  combined   voting  power  of
                           Entrade's then outstanding securities); or (c) the Board of Directors or stockholders of Entrade approve a plan of complete liquidation of Entrade or Entrade enters into an agreement for the sale or other disposition of all or substantially all of Entrade's assets or otherwise disposes of such assets.

Duties: As Executive Vice President-Operations and Business Development, you shall perform such duties that are consistent with your position as general counsel of a publicly traded company as you shall be directed to perform by the President or the Board of Directors. In addition, you shall have the discretion to perform such other duties that are required by the laws of the jurisdictions in which Entrade operates or by the contracts and agreements to which Entrade is subject.

                           You acknowledge that your office will require your full-time efforts and attention, and that you shall not, during the Initial Term or any extension, engage in any other business activity, whether or not such other business activity is for your own behalf or for any other person, firm, corporation or other entity (together, a "Person") and whether or not such other Person is in competition with Entrade. Notwithstanding the foregoing, you shall be allowed to manage and oversee passive investments in noncompeting businesses, provided that such management and oversight do not interfere with the performance of your duties for Entrade.

Cause: Your employment may be terminated at any time for Cause, which is hereby defined as (i) conduct, at any time, which has involved criminal dishonesty, conviction of any felony, or conviction of any lesser crime or offense involving the property of Entrade, or any of its subsidiaries or affiliates, misappropriation of any money or other assets or properties of Entrade, or that of its subsidiaries or affiliates, (ii) willful violation of specific and lawful written directions from the Entrade's Board of Directors that are consistent with your duties described above, (iii) the use of illegal drugs or substances in the work place, or (iv) excessive tardiness, absenteeism, and/or poor work performance resulting from the abuse of alcohol.

Good Reason:               Good Reason includes any of the following:

                                    i. Failure  by  Entrade   to   perform   its
                           obligations under this agreement, unless the same is promptly remedied to your reasonable satisfaction;

                                    ii. Failure by the Board of Directors at any
                           time to elect you to, or your removal at any time from, the office of General Counsel;

                                    iii.    Diminution   that   you   reasonably
                           determine to be material in your duties with Entrade, or interference that you reasonably determine to be material and unreasonable in the performance of your duties with Entrade, or assignment to you of duties that you reasonably determine to be inconsistent with the position of Executive Vice President-Operations and Business Developmentof Entrade, unless the same is promptly remedied to your reasonable satisfaction;

                                    iv.     Change in Control of Entrade;

                                    v. Sale or other transfer of all or any substantial part of Entrade's assets; or

                                    vi. Your death or disability.

Governing Law:             Our  understandings  shall be governed by the laws of
                           the State of Illinois, exclusive of its choice of law provisions.

Indemnification:           Entrade  will  indemnify  you to the  fullest  extent
                           permitted  by law,  and will  advance to you  defense
                           costs to the  fullest  extent  permitted  by law,  in
                           connection  with  any  and  all  actions,  suits  and
                           proceedings  to which  you may at any time be made or
                           threatened  to be made a party by  reason  of (i) the
                           commencement  of your  employment with Entrade or the
                           fact  that  you are or were at any  time  serving  or
                           designated  to  serve  as  a  director,  officer,  or
                           employee  of  Entrade or any of its  subsidiaries  or
                           affiliated  entities or in any other  capacity at the
                           request  or on  behalf  of  Entrade  or  any  of  its
                           subsidiaries or affiliated  entities or by reason, or
                           (ii) any act or  nonact  on your  part in  connection
                           therewith.  The  obligations  of  Entrade  under this
                           Paragraph  are  absolute  and   unconditional,   will
                           survive your death or disability, and will survive the termination of your employment with Entrade for any reason (whether such termination is during your term of employment or after the expiration of the term of your employment).

Attorneys' fees:           You will be  entitled  to recover  from  Entrade  all
                           attorneys' fees and other costs and expenses in connection with enforcing this agreement against Entrade and its successors.

Binding Effect:            This Agreement  supersedes all prior negotiations and
                           represents the entire  Agreement of the parties,  and
                           our  signatures  hereon  will  bind us  hereto.  This
                           Agreement  inures  to the  benefit  of  Entrade,  its
                           successors  and assigns and will be binding upon, and
                           enforceable  against,  Entrade  and  its  successors,
                           including  any  successor by merger or  consolidation
                           and  any  entity  or  entities  that  acquire  all or
                           substantially  all of Entrade's  assets,  and, unless
                           Entrade makes other arrangements  satisfactory to you
                           for the  performance  of its  obligations  under this
                           Agreement,  Entrade  will obtain the express  written
                           assumption   of  this   Agreement   by  each  of  its
                           successors. This Agreement will inure to the benefit of, and be enforceable by, you and your heirs, legatees, executors, and personal representatives and, to the extent that they are entitled to receive any compensation, benefit, payment or reimbursement under any provision of this Agreement, your spouse and any other beneficiaries; provided, however, that, after your acceptance of this Agreement, you will have the right at any time to amend, modify, or terminate this Agreement and any provision hereof
                           (including any provision of this Agreement granting any rights to your spouse or any other beneficiary) without the consent or approval of your spouse or any other beneficiary.

         If the foregoing is acceptable to you, please sign and return a copy to me.


                                 Very truly yours,


                                 Mark Santacrose
                                 President


Accepted:

/s/Mark Miller
---------------------------
Mark Miller
Dated: November 8, 1999